                       SECURITIES AND EXCHANGE COMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(D) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 16, 2000

                          LIFE FINANCIAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       0-22193                  33-0743195
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

10540 Magnolia Avenue, Suite B, Riverside CA                      92503-1814
  (Address of Principal Executive Office)                         (Zip Code)

                                (909) 637-4000
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     On June 16, 2000 Life Financial Corporation's principal subsidiary, Life Bank (the "Bank"), received written notice from the Office of Thrift Supervision (the "OTS") that the OTS considers the Bank, based upon the Bank's average assets capital calculation for the first quarter of 2000, to be "undercapitalized" as of March 31, 2000. Specifically, the Bank's risk-based capital ratio was 7.87% based upon its average assets during the first quarter of 2000 which is 0.13% below the 8% required to be considered "adequately capitalized." The ratios are calculated by dividing the amount of the Bank's regulatory capital by its risk-weighted assets. The Bank's risk-based capital ratios based on both its assets at the end of the relevant period and its average assets during the relevant period and the ratios required to be "adequately capitalized" are set forth in Life Financial Corporation's Form 8-K filed June 9, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial Statements of business acquired

             Not Applicable

        (b)  Proforma Financial Information

             Not Applicable

        (c)  Exhibits

             Not Applicable


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIFE FINANCIAL CORPORATION


                                    By:   /s/   Robert K. Riley
                                          ---------------------------
                                          Robert K. Riley
                                          President and Chief Executive Officer
                                          June 27, 2000



                                      -2-